SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-37980
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

          As a result of the spin-off of Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) from Lucent Technologies Inc., Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) will be included in Market 2000+ HOLDRS. Effective June 6, 2002, 0.043117 shares of Agere Systems Inc. (Class A Common Stock) and 1.058252 shares of Agere Systems Inc. (Class B Common Stock) are included in each round-lot of 100 Market 2000+ HOLDRS.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)      Exhibits

                   99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated January 29, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


Date: July 26, 2002                   By:     /s/ MITCHELL M. COX
                                         ---------------------------------------
                                         Name:    Mitchell M. Cox
                                         Title:   Attorney-in-Fact


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


                                  EXHIBIT INDEX

Number and Description of Exhibit
----------------------------------

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated January 29, 2002.


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